VOYA EQUITY TRUST

Voya SmallCap Opportunities Fund

(the "Disappearing Fund")

Supplement dated April 4, 2022

to the Fund's Class A, Class C, Class I, Class R, Class R6, Class T and Class W shares Prospectus, Class P3 shares Prospectus, and related Statement of Additional Information, each dated September 30, 2021

On March 24, 2022, the Board of Trustees of Voya Equity Trust approved a proposal to reorganize the Disappearing Fund with and into the following "Surviving Fund" (the "Reorganization"):

Disappearing Fund	Surviving Fund
Voya SmallCap Opportunities Fund	Voya Small Cap Growth Fund

The Reorganization is subject to approval by the shareholders of the Disappearing Fund. A proxy statement/prospectus detailing the Reorganization is expected to be mailed to the Disappearing Fund's shareholders on or about August 12, 2022, and a shareholder meeting is scheduled to be held on or about September 29, 2022. The Disappearing Fund will notify its shareholders if shareholder approval of the Reorganization is not obtained. Additionally, any contingent deferred sales charge ("CDSC") on a redemption of shares of the Disappearing Fund or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganization shall be waived from July 1, 2022 ("Record Date") through and until thirty (30) days following October 7, 2022 ("Closing Date"). If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place at the close of business on or about Closing Date.

Following the Reorganization, the Disappearing Fund's shareholders will hold shares of the Surviving Fund. For more information regarding the Surviving Fund, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE